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EXHIBIT 10(a)

FOURTH AMENDMENT AND LIMITED WAIVER TO TRANSFER AND
ADMINISTRATION AGREEMENT

    FOURTH AMENDMENT AND LIMITED WAIVER TO TRANSFER AND ADMINISTRATION AGREEMENT (this "Amendment"), dated as of September 30, 2001, to the Amended and Restated Transfer and Administration Agreement, dated as of April 4, 2000 (the "Agreement"), among ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "Company"), K2 FUNDING, INC., a Delaware corporation, as the transferor (the "Transferor"), K2 INC., a Delaware corporation ("K2 Inc.") as the master servicer (the "Master Servicer") and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association ("Bank of America"), as agent for the Company and the Bank Investors (in such capacity, the "Agent"), as Administrative Agent and as a Bank Investor.

PRELIMINARY STATEMENTS

    WHEREAS, the Company, the Transferor, the Master Servicer and the Agent have entered into the Agreement;

    WHEREAS, the Transferor and the Master Servicer have requested that the Agreement be amended and waived in the manner set forth below; and

    WHEREAS, the Company and the Agent have agreed, subject to the terms and conditions of this Amendment, to waive and amend certain provisions of the Agreement as hereinafter set forth.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein, the parties hereby agree as follows:

    1.  Definitions. Except as otherwise stated herein, capitalized terms not defined herein shall have the respective meanings assigned to them in the Agreement.

    2.  Amendments to the Agreement.

    Subject to the satisfaction of the conditions to effectiveness set forth in Section 5 hereof, the Company and the Agent hereby agree to the following amendments to the Agreement:

    (a) Section 1.1 of the Agreement is hereby amended by replacing the factor "1.5" which appears in clause (i) of the definition of "Dilution Reserve" with the factor "2.5".

    (b)Section 1.1 of the Agreement is hereby amended by replacing the formula which appears in the definition of "Liquidation Yield" with the following formula:

(RVF × LBR × NI) × (EM × 2.5) 360

    (c) Section 1.1 of the Agreement is hereby amended by replacing the words "three (3) times" which appear in clause (i) of the definition of "Loss Percentage" with the words "four (4) times".

    (d) Section 1.1 of the Agreement is hereby amended by replacing the amount "$7,500,000" which appears in the last sentence of the definition of "Loss Reserve" with the amount $"15,000,000".

    (e) Section 1.1 of the Agreement is hereby amended by replacing the factor "1.5" which appears in clause (x) of the definition of "Servicing Fee Reserve" with the factor "2.5".

    (f) Exhibit C to the Agreement is hereby deleted and replaced with a new Exhibit C in the form of Annex 1 hereto. The Master Servicer hereby represents and warrants to the Agent that Annex 1 hereto contains a true and complete list of all the Account Banks and all of the Accounts maintained by the Master Servicer or any Seller for the purpose of receiving Collections from Receivables.

    3. Limited Waivers to the Agreement.

    (a) Subject to the satisfaction of the conditions to effectiveness set forth in Section 5 hereof, the Company, Agent and Bank Investors hereby agree to waive, during (and only during) the period from and including September 30, 2001 to and including November 12, 2001 (the "Waiver Period"), the following provisions of the Agreement:

      (i) the requirement that the Leverage Ratio, as set forth in Section II of Exhibit M of the Agreement, not exceed 3.00 to 1 at September 30, 2001; and

      (ii) the requirement that the Interest Coverage Ratio, as set forth in Section III of Exhibit M of the Agreement, not exceed 3.50 to 1.00 at any time.

    (b) The waivers granted herein shall be limited as provided in Section 3(a) hereof and (i) shall not constitute a waiver of compliance with any other term or condition in the Agreement and (ii) shall not constitute a waiver of compliance with the provisions of the Leverage Ratio or the Interest Coverage Ratio during the Waiver Period at any time on or after 12:01 AM (New York City time) on November 13, 2001.

    4. Representations and Warranties. To induce the Company and the Agent to enter into this Amendment, the Transferor and the Master Servicer each makes the following representations and warranties (which representations and warranties shall survive the execution and delivery of this Amendment) as of the date hereof, after giving effect to the amendments set forth herein:

    (a) it has the power, authority and legal right to make and deliver this Amendment and to perform its obligations under the Agreement, as amended by this Amendment, without any notice, consent, approval or authorization not already obtained, and that it has taken all necessary action to authorize the same.

    (b) the making and delivery of this Amendment and the performance of the Agreement, as amended by this Amendment, do not violate any provision of law or any regulation, or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. The Agreement, as amended by this Amendment, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally.

    (c) the representations and warranties made by it contained in any Transaction Document are true and correct on and as of the date of this Amendment and after giving effect hereto.

    (d) no Termination Event or Potential Termination Event has occurred and is continuing under the Agreement after giving effect to this Amendment.

    5. Effectiveness. This Amendment shall become effective as of the date hereof, upon the receipt by the Agent of:

      (a) an executed counterpart of this Amendment from each party hereto;

      (b) fully executed copies of the Account Agreements for Shakespeare and K-2 (including Notices of Effectiveness in the form of Annex 1 thereto with respect thereto executed by Shakespeare and K-2); and

      (c) the payment of the fees and expenses of counsel to the Agent.

    6. Reference to and Effect on the Transaction Documents. Each reference in the Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in any other Transaction Document to "the Transfer and Administration Agreement", "thereunder", "thereof" or words of like import, referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

    7. Agreement and all other Transaction Documents in Full Force and Effect. Except as specifically amended hereby, each Transaction Document and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Company, any Bank Investor or the Agent under any Transaction Document, nor constitute a waiver of any provision of any Transaction Document.

    8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute a single instrument with the same effect as if the signatures thereto and hereto were upon the same instrument.

    9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    IN WITNESS WHEREOF, the Company, the Transferor the Master Servicer and the Agent have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

K2 FUNDING, INC., as Transferor
By:	Name: John J. Rangel Title: Senior Vice President—Finance
K2 INC., as Master Servicer
By:	Name: John J. Rangel Title: Senior Vice President—Finance
ENTERPRISE FUNDING CORPORATION, as the Company
By:	Name: Title:
BANK OF AMERICA, NATIONAL ASSOCIATION, as Agent and as Bank Investor
By:	Name: Title:

ANNEX 1

New Exhibit C

List of Account Banks & Accounts

    K2 Corporation

Account Bank	Address	Account No.
Bank of America, N.A.	1850 Gateway Boulevard Concord, CA 94520 Attn: Barbara Garibaldi	No. 1233386794

Shakespeare Company

Account Bank	Address	Account No.
Shakespeare Monofilament Bank of America, N.A.	1850 Gateway Boulevard Concord, CA 94520 Attn: Barbara Garibaldi	No. 3752134881
Shakespeare Fishing Tackle / Composite & Electronics Bank of America, N.A.	1850 Gateway Boulevard Concord, CA 94520 Attn: Barbara Garibaldi	No. 3752134878

Stearns Inc.

Account Bank	Address	Account No.
Wells Fargo Bank Minnesota, N.A.	MAC N9305-031 Sixth and Marquette Minneapolis, MN 55479 Attn: Molly Van Metre	No. 000-0833176

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  EXHIBIT 10(a)
FOURTH AMENDMENT AND LIMITED WAIVER TO TRANSFER AND ADMINISTRATION AGREEMENT
  ANNEX 1 New Exhibit C
List of Account Banks & Accounts